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                                                                                         Exhibit (5)(a)

-----------------------------------------------------------------------------------------------------------------
                                    Annuity Investors[SERVICEMARK]
                                        Life Insurance Company

Application  for a Tax  Qualified  or  Nonqualified  variable  annuity.  Initial  payment or the original of our
Transfer/Rollover/Exchange  Request form must  accompany  this  application,  if  applicable.  Please make check payable to ANNUITY INVESTORS LIFE INSURANCE COMPANY[REGISTERED TRADEMARK] and mail to P.O. BOX 5423, CINCINNATI,
OH 45201-5423
-----------------------------------------------------------------------------------------------------------------

1) ACCOUNT INFORMTION (please print)              3) ALLOCATION ELECTIONS
---------------------------------------------     ------------------------------------------------------------
          OWNER/PARTICIPANT                       Allocate my Purchase Payment(s) as indicated below.
                                                  Allocations must be in whole percentages and must total 100%

Name:               John Doe
      ---------------------------------------     Rollover/
Address:         123 Any Street                    Single   Flexible  PORTFOLIOS
        -------------------------------------     Premium   Premium
City,State, Zip:   Anytown, USA 99999               (%)        (%)
                -----------------------------                         [DREYFUS CORPORATION]
Daytime Phone #:    (513)555-1212                 --------  --------  [Small Cap Portfolio-VIF]
                -----------------------------        25               [Capital Appreciation Portfolio-VIF]
Evening Phone #:    (513)555-2121                 --------  --------  [The Socially Responsible Growth Fund]
                -----------------------------     --------  --------  [Dreyfus Stock Index Fund}
Date of Birth:  7/13/43   __ Male __ Female       --------  --------  [Growth and Income Portfolio-VIF]
                -------
                                                  --------  --------  [Money Market Portfolio-VIF]
Social Security #:       111-11-1111                                  [INVESCO]
                  ---------------------------     --------  --------  [Industrial Income Fund-VIF]
                                                     25               [Total Return Fund-VIF]
         JOINT OWNER (If Applicable)              --------  --------  [High Yield Fund-VIF]
Name:             Jane Doe                                            [JANUS CORPORATION (ASPEN SERIES)]
     ----------------------------------------     --------  --------  [International Growth Portfolio]
Date of Birth:  4/29/45   __ Male __ Female          25               [Worldwide Growth Portfolio]
                                                  --------  --------  [Aggressive Growth Portfolio]
Social Security#: ###-##-####                     --------  --------  [Growth Portfolio]
                 ----------------------------     --------  --------  [Balanced Portfolio]
Relationship to Owner:          wife                                  [MORGAN STANLEY UNIVERSAL FUNDS, INC.]
                      -----------------------     --------  --------  [Emerging Markets Equity Portfolio]
                                                  --------  --------  [Mid-Cap ValuePortfolio]
       ANNUITANT (If Other than Owner)            --------  --------  [Value Portfolio]
Name:             N/A                             --------  --------  [U.S. Real Estate Portfolio]
     ----------------------------------------     --------  --------  [Fixed Income Portfolio]
Date of Birth:              __ Male __ Female     --------  --------  [PBHG INSURANCE SERIES FUND, INC.]
              -----------                            25               [Technology & Communications Portfolio]
Social Security#:                                 --------  --------  [Growth II Portfolio]
                 ----------------------------     --------  --------  [Large-Cap Growth Portfolio]
-----------------------------------------------   --------  --------  [STRONG CAPITAL MANAGEMENT, INC.]
2) BENEFICIARIES                                                      [Strong Growth Fund II]
-----------------------------------------------   --------  --------  [Strong Special Fund II]
                                                                      [FIXED ACCOUNT OPTIONS]
PRIMARY                                           --------  --------  [Fixed Accumulation Account]
  Name:  Jim Doe                                               N/A    [Fixed Option 1-Year Guarantee]
       --------------------------------------     --------  --------
                                                               N/A    [Fixed Option 3-Year Guarantee]
Relationship to Owner:  Child                     --------  --------
                      -----------------------                  N/A    [Fixed Option 5-Year Guarantee]
                                                  --------  --------
Name:  Sally Doe                                               N/A    [Fixed Option 7-Year Guarantee]
     ----------------------------------------     --------  --------

Relationship to Owner:  Child
                      -----------------------

CONTINGENT
  Name:  N/A
       --------------------------------------

Relationship to Owner:                               100%       100%   TOTAL
                      -----------------------      --------  --------

Enclose a signed letter of instruction if further designations are needed.

_______________________________________________

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
____________________________________________________________________________________________________________________
4) PLAN INFORMATION
--------------------------------------------------------------------------------------------------------------------
Tax Qualification
                         ___ IRA Tax Year   _________________         ___ TSA             ___ 457
                         ___ IRA   ___ Transfer  ___ Rollover         ___ 401
__ Nonqualified   OR     ___ SEP IRA Tax Year _______________         ___ Other ____________________
------------------------------------------------------------------------------------------------------------------
5) PURCHASE PAYMENTS
------------------------------------------------------------------------------------------------------------------
Single Premium:     $ 50,000
-----------------   -------------------------
                      Amount

Salary Reduction/Flexible Premiums:  ___  Check here and enclose a voided check, if you would like to have payments electronically transferred from your checking account.

                       $                                                             $
------------------     --------------------------------------    ------------------  -----------------------------
First Payment Date     Periodic Payment Amount                   Frequency           Projected Annual Premium

Name of Employer (Salary Reduction Plan Only)
                                             ---------------------------------------------------------------------
Replacement:   Will the proposed contract replace any existing annuity or life insurance contract
-------------- or certificate?          ___ Yes       ___ No
               Please include all state specific Replacement forms with this application
------------------------------------------------------------------------------------------------------------------
6) REMARKS
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
7) SIGNATURES
------------------------------------------------------------------------------------------------------------------
Owner's Statement:
-----------------
I agree  that  the  information  provided  is true and  complete  to the best of my  knowledge.  I have  read and understand  each of the  statements  and answers on this form.  The contract I have applied for is suitable to my investment  objectives and financial situation.  I also understand that the Annuity Commencement Date will be the
Contract (or  Certificate)  Anniversary  following  the 85th birthday of the oldest owner or five years after the
Contract (or Certificate)  Effective Date,  whichever is later, unless otherwise requested in the Remarks section and accepted by the Company.  I HAVE RECEIVED A CURRENT COPY OF THE PROSPECTUS  FOR ANNUITY  INVESTORS[REGISTERED
TRADEMARK]  VARIABLE  ACCOUNT B. I UNDERSTAND  THAT ANNUITY  PAYMENTS OR  SURRENDER  VALUES,  WHEN BASED UPON THE
INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.

SIGNED AT:   Anytown, USA                     this  17       day of               March in the year   1997
             --------------------------------       ----------      -------------------             ------------
                    City           State               Day                 Month                        Year

                    John Doe                                                            Jane Doe
-------------------------------------------------                     ------------------------------------------
        Signature of Owner/Participant                                   Signature of Joint Owner/Participant

Agent's Statement:
------------------
To the best of my knowledge and belief,  the annuity applied for ___ IS ___ IS NOT intended to replace  insurance or an  annutiy  on the  proposed  Owner/Participant  with  this or any  other  company.  I also  certify  that an appropriate  exclusion  allowance was calculated (if applicable) for the named  Owner/Participant,  in accordance with current tax laws and regulations.

Dummy Agent                                                                                      3/17/97
----------------------------------------------------------------------------------------------------------------
Agent Signature                                        Agent Name Printed                         Date

                         XYZ Brokerage
----------------------------------------------------------------------------------------------------------------
                  Name of Broker/Dealer Firm                               Brokerage Account Number


00000                                               000-000-0000
----------------------------------------------------------------------------------------------------------------
Agent Number                                      Agent Phone Number                  Agent State License ID


For Agent Use Only
----------------------

____________________________________________________________________________________________________________________
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
____________________________________________________________________________________________________________________
ACCOUNT SERVICE OPTIONS (Please initial all desired options.)
____________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------
                                            THIRD PARTY AUTHORIZATION

______________INITIAL  HERE TO AUTHORIZE A THIRD PARTY TO CONDUCT TRANSFER  TRANSACTIONS ON YOUR BEHALF. I hereby authorize the person listed below to change the allocation of purchase payments, and the transfer of funds, among the sub-account options and fixed account options of the contract, in writing or by telephone.  I understand that all telephone  transactions are recorded.  I understand that this  authorization  will remain in effect until new written instructions are received by Annuity Investors Life Insurance Company.[REGISTERED TRADEMARK].

Name of Authorized Third Party:    Dummy Agent                             Relationship   Agent
                                ------------------------------------------              ------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL GUARANTEE PROGRAM
                                           (Minimum payment of $5,000)

__________INITIAL  HERE TO ENROLL IN THE PRINCIPAL  GUARANTEE PROGRAM.  This authorizes the Company to allocate a portion of the  Purchase  Payment  to the Fixed  7-Year  Guarantee  option  such  that,  at the end of the 7-Year
Guarantee period, the account will grow to an amount equal to at least the total Purchase Payment.  The remaining balance will be allocated per your instructions on your application, which should total 100%.

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 INTEREST SWEEP
         (Minimum account value required for each Fixed Account selected for Interest Sweep is $5,000.)

__________INITIAL HERE TO ACTIVATE INTEREST SWEEP. Interest Sweep transfers will take place on the last valuation date of each calendar quarter, from the following fixed accounts:

___ [Fixed Accumulation Account]   ___ [1-Year Guarantee Account]     ___ [3-Year Gurantee Account]
___ [5-Year Guarantee Account]     ___ [7-Year Guarantee Account]

Interest  Sweep  transfers  are to be allocated  among  portfolio  sub-accounts,  as  indicated in the  Allocation
Instructions on page 4 of this  application.  NOTE:  Interest Sweep is not permitted into a sub-Account from which
Dollar Cost  Averaging  transfers are currently  taking place,  nor from a Fexed  Accumulation  Account from which
Dollar Cost Averaging transfers are currently taking place.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                              DOLLAR COST AVERAGING
                  (Minimum account value required to activate Dollar Cost Averaging is $10,000.)

________INITIAL  HERE TO ACTIVATE DOLLAR COST AVERAGING.  Please transfer  $__________  (minimum $500) on the last valuation date of each calendar ___ month ___ quarter,  as indicated in the Allocation  Instructions  on page 4 of this application.  If no selection  is made, transfers will occur on a quarterly basis. Dollar Cost Averaging will remain in effect until the selected source  sub-account is depleted,  or until canceled.  Automatic  transfers are only available from either the Money Market or Fixed Accumulation Account, but not from both concurrently.

Source Account:
   ___ [Fixed Accumulation Account]   ___ [Dreyfus Money Market Portfolio-VIF]

Destination  Sub-Accounts:
   Please allocate the transfer to the sub-accounts as listed on page 4. Allocations must be in whole  percentages and must equal 100%.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                              PORTFOLIO REBALANCING
                 (Minimum account value required to activate Portfolio Rebalancing is $10,000.)

__________  INITIAL  HERE  TO  ACTIVATE  PORTFOLIO   REBALANCING.   If  this  service  option  is  selected,   the
Owner/Particpiant's  Account Value (excluding amounts in all the Fixed Accounts) will be automatically  rebalanced to  maintain  the  allocation  percentage  levels in the  variable  portfolios,  as  indicated  in the  Allocation
Instructions on page 4 of this  application.  Portfolio  Rebalancing will occur on the last valuation date of each calendar quarter. If Portfolio  Rebalancing is selected,  the total value of all variable  sub-account  portfolios will be included in the rebalancing process.  Portfolio Rebalancing cannot include a sub-account from which Dollar
Cost Averaging transfers are currently taking place.

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
____________________________________________________________________________________________________________________
ACCOUNT SERVICE OPTIONS (Continued)
____________________________________________________________________________________________________________________

                 PORTFOLIOS                        PORTFOLIO REBALANCING   DOLLAR COST AVERAGING    INTEREST SWEEP
                                                        ALLOCATION (%)         ALLOCATION (%)       ALLOCATION (%)
--------------------------------------------------------------------------------------------------------------------
            [DREYFUS CORPORATION]

          [Small Cap Portfolio-VIF]
--------------------------------------------------------------------------------------------------------------------
     [Capital Appreciation Portfolio-VIF]
--------------------------------------------------------------------------------------------------------------------
[The Socially Responsible Growth Fund, Inc.]
--------------------------------------------------------------------------------------------------------------------
         [Dreyfus Stock Index Fund]
--------------------------------------------------------------------------------------------------------------------
      [Growth and Income Portfolio-VIF]
--------------------------------------------------------------------------------------------------------------------
         [Money Market Portfolio-VIF]
--------------------------------------------------------------------------------------------------------------------

                  [INVESCO]

        [Industrial Income Fund-VIF]
--------------------------------------------------------------------------------------------------------------------
           [Total Return Fund-VIF]
--------------------------------------------------------------------------------------------------------------------
            [High Yield Fund-VIF]
--------------------------------------------------------------------------------------------------------------------

     [JANUS CORPORATION (ASPEN SERIES)]

      [International Growth Portfolio]
--------------------------------------------------------------------------------------------------------------------
        [Worldwide Growth Portfolio]
--------------------------------------------------------------------------------------------------------------------
        [Aggressive Growth Portfolio]
--------------------------------------------------------------------------------------------------------------------
             [Growth Portfolio]
--------------------------------------------------------------------------------------------------------------------
            [Balanced Portfolio]
--------------------------------------------------------------------------------------------------------------------

   [MORGAN STANLEY UNIVERSAL FUNDS, INC.]

     [Emerging Markets Equity Portfolio]
--------------------------------------------------------------------------------------------------------------------
          [Mid-Cap Value Portfolio]
--------------------------------------------------------------------------------------------------------------------
              [Value Portfolio]
--------------------------------------------------------------------------------------------------------------------
          [Fixed Income Portfolio]
--------------------------------------------------------------------------------------------------------------------

     [PBHG INSURANCE SERIES FUND, INC.]

     [Technology & Communications Fund]
--------------------------------------------------------------------------------------------------------------------
               [Growth II Fund]
--------------------------------------------------------------------------------------------------------------------
           [Large-Cap Growth Fund]
--------------------------------------------------------------------------------------------------------------------

      [STRONG CAPITAL MANAGEMENT, INC.]

           [Strong Growth Fund II]
--------------------------------------------------------------------------------------------------------------------
          [Strong Special Fund II]
--------------------------------------------------------------------------------------------------------------------

                    TOTAL                                   100%                  100%                   100%
--------------------------------------------------------------------------------------------------------------------
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____________________________________________________________________________________________________________________
                                             SIGNATURE AUTHORIZATION
____________________________________________________________________________________________________________________

By signing my name to this form I hereby authorize Annuity Investors Life Insurance Company[REGISTERED TRADEMARK]
to make the elections as indicated on this form. I have read this entire form and agree to hold hamrless and indemnify Annuity Investors Life Insurance Company as to any and all claims or demand which may be made by reason of the election so made. You may change your current instructions or elect to discontinue your participation in these programs by calling the Annuity Investors Life Insurance Company Variable Annuity Service Center at
1-800-789-6771.



John Doe                                 3/17/97              Jane Doe                                   3/17/97
----------------------------------       ----------------     --------------------------------------     ----------
Signature of Owner/Participant           Date                 Signature of Joint Owner/Participant       Date
____________________________________________________________________________________________________________________
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